Pacific
                                Capital Funds(R)
                                       of
                                Cash Assets Trust
                         Supplement to the Prospectuses
                               Dated July 31, 2008
                           as previously supplemented
                                October 28, 2008

                                       I.

         In response to recent market volatility, the U.S. Treasury Department has established a Temporary Money Market Fund Guarantee Program (the "Program"), which is intended to add stability to the financial markets and to reassure money market fund investors.

         The Board of Trustees of Cash Assets Trust (the "Trust") approved its participation in the Temporary Money Market Fund Guarantee Program (the "Program") with respect to each of the Trust's three separate portfolios (each a "Fund"). The Trust accordingly applied and has been accepted to participate in the Program.

         The Program is designed to protect the value of those shares of any Fund held by a shareholder of record on September 19, 2008. It does not protect additions above levels held on Sept 19, 2008 to the accounts of such shareholders after that date, nor does it protect NEW shareholders who purchase shares of any Fund after that date.

         The Program has other terms, among which is that if on any day the net asset value per share of any Fund falls below $0.995 that Fund will be required to liquidate within 29 days unless within five days the net asset value of the Fund returns to $1.00. In the event of liquidation, a protected shareholder would receive a payment for each protected share equal to the shortfall between the amount received in liquidation of the Fund and $1.00. If the number of shares in any shareholder account fluctuates, the shareholder will be protected for the number of shares held on liquidation or for the number of shares held on September 19, 2008, whichever amount is less. Holders of unprotected shares may receive less than $1.00 upon liquidation.

         The Program is subject to an overall limit of $50 billion for all participating money market funds.

         The cost to participate in the initial three months of the Program, 0.01% of the net asset value of each Fund on September 19, 2008, is being borne by each Fund. The Program has been extended from December 19, 2008 through April 30, 2009 for an additional cost of 0.015% of such net assets, which will also be borne by each Fund. The Secretary of the Treasury may extend the Program, through the close of business on September 18, 2009. If the Program is further extended, the Board of Trustees will consider whether to continue to participate. The cost of such extended participation may also be borne by the Funds.


                                       II.

                        Pacific Capital Cash Assets Trust
          Pacific Capital U.S. Government Securities Cash Assets Trust


     Each of the Cash Fund's and the Government Securities Fund's section describing its "Objective, Investment Strategies, [and] Main Risks" is supplemented to permit investment in "Refunded Securities," which are debt securities the principal and interest payments of which are to be paid by "Government Securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) that have been placed in an escrow account and pledged only to the payment of the debt security. Both Funds will invest only in Refunded Securities meeting the applicable requirements of Rule 5b-3 under the 1940 Act.

                                      III.
          Pacific Capital U.S. Government Securities Cash Assets Trust

     The Federal Deposit Insurance Corporation is added to the non-exclusive list of U.S. Government agencies and instrumentalities under the heading "Other U.S. Government Securities."




                         The date of this Supplement is
                                December 12, 2008

                                     Pacific
                                Capital Funds(R)
                                       of
                                Cash Assets Trust
              Supplement to the Statement of Additional Information
                               Dated July 31, 2008

     The final sentence of the paragraph entitled "Shares of Investment Companies" on page 8 of the Statement of Additional Information is hereby replaced with the following:

        Each Fund may invest in money-market funds without regard to certain restrictions that apply to investments in investment companies that are not money-market funds. Those restrictions are that a Fund may not invest in the shares of an investment company which is not a money-market fund if immediately thereafter it has invested more than 10% of the value of its total assets in such companies or more than 5% of the value of its total assets in any one such company; and it may not invest in such a company if immediately thereafter it owns more than 3% of the total outstanding voting stock of such a company.



               The date of this Supplement is
                      December 12, 2008